SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2013

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

First Potomac Realty Trust (the “Company”) is filing this Current Report on Form 8-K for the purpose of re-issuing in an updated format its historical consolidated financial statements solely to satisfy the requirements of the Securities and Exchange Commission (the “SEC”) as they relate to discontinued operations. As discussed below, this filing is required to be made solely as a result of the filing of a post-effective amendment to the Company’s shelf registration statement on Form S-3 (File No. 333-175330).

As previously disclosed:

•

on November 7, 2012, the Company sold two buildings at its Owings Mills Business Center property for net proceeds of $3.5 million, and designated such buildings as held-for-sale in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012;

•	on May 31, 2012, the Company sold its Goldenrod Lane property for net proceeds of $2.7 million; and

•	on May 8, 2012, the Company sold its Woodland Business Center property for net proceeds of $2.9 million.

In accordance with accounting requirements, revenue and expenses from the above mentioned properties were reclassified as loss from discontinued operations for each period presented (including the comparable period of the prior year) in our Quarterly Reports on Form 10-Q filed since the date of the sales or classification as held-for-sale, as applicable. Pursuant to the rules of the SEC, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years included in our last Annual Report on Form 10-K, if those financial statements are incorporated by reference in a registration statement (including a post-effective amendment to a registration statement) to be filed with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. These reclassifications have no effect on our reported net (loss) income, net (loss) income attributable to common shareholders or funds from operations available to common shareholders and unitholders as reported in prior SEC filings.

This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of our Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”), filed on February 29, 2012, solely to reflect the reclassification of our previously issued consolidated financial statements to report the above mentioned properties in discontinued operations. Also, certain language relating to the sale of the Company’s Airpark Business Center property was updated to reflect the sale of the property on March 22, 2012. The Company had classified Airpark Business Center as held-for-sale at December 31, 2011 and its revenue and expenses were reclassified into discontinued operations in the Company’s Annual Report and, therefore, did not need to be reclassified into discontinued operations within this report on Form 8-K. All other items of the Annual Report remain unchanged. We have not made any attempt to update matters in our Annual Report except to the extent expressly provided above. Specifically, investors are advised that the information under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or MD&A, included in Exhibit 99.2 hereto, updates the MD&A previously presented in the Annual Report solely to account for the reclassification of the disposed properties’ operating results as discontinued operations and does not purport to update the MD&A for any other information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as expressly indicated.

The information contained in this Current Report on Form 8-K should be read together with the other information contained in the Annual Report, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 (filed with the SEC on May 15, 2012, August 9, 2012 and November 9, 2012, respectively) and other information filed with the SEC by the Company after February 29, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed or furnished, as applicable, herewith this Current Report on Form 8-K.

Exhibit No.

12	Statement Regarding Computation of Ratios

23	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

101	XBRL (Extensible Business Reporting Language). The following materials from this Current Report on Form 8-K formatted in XBRL: (i) Consolidated balance sheets as of December 31, 2011 and 2010; (ii) Consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009; (iii) Consolidated statements of equity and comprehensive (loss) income for the years ended December 31, 2011, 2010 and 2009; (iv) Consolidated statements of cash flows for the years ended December 31, 2011, 2010 and 2009; (v) Notes to consolidated financial statements and (vi) Schedule III: Real Estate and Accumulated Depreciation. As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act of 1933, as amended, and Section 18 of the Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

February 14, 2013	/s/ Andrew P. Blocher
Andrew P. Blocher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

12	Statement Regarding Computation of Ratios

23	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

101	XBRL (Extensible Business Reporting Language). The following materials from this Current Report on Form 8-K formatted in XBRL: (i) Consolidated balance sheets as of December 31, 2011 and 2010; (ii) Consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009; (iii) Consolidated statements of equity and comprehensive (loss) income for the years ended December 31, 2011, 2010 and 2009; (iv) Consolidated statements of cash flows for the years ended December 31, 2011, 2010 and 2009; (v) Notes to consolidated financial statements and (vi) Schedule III: Real Estate and Accumulated Depreciation. As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act of 1933, as amended, and Section 18 of the Exchange Act of 1934, as amended.